UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2025

THE WENDY’S COMPANY

(Exact name of registrant, as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dave Thomas Boulevard, Dublin, Ohio		43017
(Address of principal executive offices)		(Zip Code)

(614) 764-3100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	WEN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (d) On July 1, 2025, Kirk Tanner, President and Chief Executive Officer of The Wendy’s Company (the “Company”), notified the Board of Directors of the Company (the “Board”) of his intention to resign from his positions as President and Chief Executive Officer and Director of the Company, effective July 18, 2025, to become the President and Chief Executive Officer of The Hershey Company.

Subsequently, the Board appointed Ken Cook, age 44, the Company’s Chief Financial Officer, as Interim Chief Executive Officer, effective July 18, 2025. Mr. Cook will also continue to serve as the Company’s Chief Financial Officer and will serve as Interim Chief Executive Officer until such time as the Board determines. Mr. Cook has served as the Company’s Chief Financial Officer since December 2024. Prior to joining the Company, Mr. Cook spent 20 years at United Parcel Service, Inc. (“UPS”) in roles of increasing responsibility, including having most recently served as Head of Financial Planning and Analysis from September 2024 to November 2024. Prior to that, Mr. Cook served as Chief Financial Officer for the $60 billion U.S. Domestic segment of UPS from September 2023 to August 2024, Investor Relations Officer from 2022 to 2023, Vice President, Investor Relations from 2020 to 2022, Vice President, Assistant Treasurer from 2017 to 2020 and Chief Financial Officer, South Asia from 2014 to 2017.

There are no arrangements or understandings between Mr. Cook and any other person pursuant to which Mr. Cook was appointed as Interim Chief Executive Officer. Neither Mr. Cook nor any member of his immediate family has had (or proposes to have) a direct or indirect interest in any transaction in which the Company or any of its subsidiaries was (or is proposed to be) a participant that would be required to be disclosed under Item 404(a) of Regulation S-K.

As of the date of filing of this Current Report on Form 8-K, the Company has not entered into any material plan, contract or arrangement or made any amendment thereto or made any grant or award, in each case in connection with Mr. Cook’s appointment as Interim Chief Executive Officer, and Mr. Cook’s previously reported compensatory arrangements, grants and awards remain in effect. To the extent any such arrangements are amended, or any new material plan, contract or arrangement or amendment is entered into in connection with Mr. Cook’s appointment as Interim Chief Executive Officer, including any new grant or award, the Company will file an amendment to this Current Report on Form 8-K within four business days after the Company enters into any such plan, contract, arrangement, amendment, grant or award to include the information required by Item 5.02(c)(3) of Form 8-K.

In connection with the above-described changes the Board determined that, effective upon Mr. Tanner’s departure from the Board on July 18, 2025, the size of the Board will be reduced from 10 to 9 directors.

Furthermore, on July 3, 2025, Matthew H. Peltz informed the Company of his resignation from the Board, effective as of July 8, 2025, to devote more time to other business commitments. Mr. M. Peltz has served as a director of the Company since 2015 and as Vice Chairman since 2021. Subsequently, the Board filled the vacancy resulting from Mr. M. Peltz’s resignation by electing Bradley G. Peltz to serve as a director of the Company, effective on July 8, 2025.

Mr. B. Peltz will serve as a member of the Board until the Company’s 2026 annual meeting of stockholders, which is expected to be held in May 2026 (the “2026 Annual Meeting”) and until his successor is elected and qualified, or until his earlier death, resignation, retirement, disqualification or removal. In conjunction with his election to the Board, Mr. B. Peltz has been appointed to serve on the Technology Committee and the Corporate Social Responsibility Committee of the Board.

There are no arrangements or understandings between Mr. B. Peltz and any other persons pursuant to which Mr. B. Peltz was selected as a director.

Mr. B. Peltz is the son of Nelson Peltz, the former non-executive Chairman of the Company and the brother of Mr. Matthew H. Peltz, a former director of the Company. Mr. B. Peltz is a Managing Director of, and holds a minority ownership interest in, Yellow Cab Holdings, LLC (“Yellow Cab”), a Wendy’s franchisee that owns and operates 89 Wendy’s restaurants, and/or certain of the operating companies managed by Yellow Cab. During fiscal year 2025 through June 29, 2025, the Company received approximately $7.6 million in royalty, advertising fund, lease and other payments from Yellow Cab and related entities. Reference is made to the “Certain Relationships and Related Person Transactions” section of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 3, 2025 (the “2025 Proxy Statement”) for further details regarding the Company’s relationship with Yellow Cab, which description is incorporated herein by reference.

In his capacity as a non-management director of the Company, Mr. B. Peltz will receive the same compensation as the other non-management directors of the Company, prorated for the period from his election to the Board to the date of the 2026 Annual Meeting. The Company’s compensation program for non-management directors is described under the “Compensation of Directors” caption in the 2025 Proxy Statement, which description is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 8, 2025, the Company issued a press release relating to the matters described above in Item 5.02. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The information in this Item 7.01 of Form 8-K and Exhibit 99.1 attached hereto are being furnished pursuant to Item 7.01 of Form 8-K and therefore shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release issued by The Wendy’s Company on July 8, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: July 8, 2025	By:	/s/ Mark L. Johnson
Mark L. Johnson
Director – Corporate & Securities Counsel, and Assistant Secretary

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